EXHIBIT 10.3

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT, dated May 9, 2016 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Seventh Amended and Restated Note Funding Agreement, dated as of January 20, 2016, by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Depositor 2008 LLC, as depositor (the “Depositor”), Diamond Resort Corporation (“DRC”), Diamond Resorts Holdings, LLC (“Holdings”) and Diamond Resorts International, Inc. (f/k/a Diamond Resorts Parent, LLC) (“Parent”), each in its capacity as performance guarantor (the “Performance Guarantors”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as Administrative Agent (the “Administrative Agent”) (the “Note Funding Agreement”); (2) the Seventh Amended and Restated Indenture, dated as of January 20, 2016, by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”), and the Administrative Agent (the “Indenture”); (3) the Fifth Amended and Restated Purchase Agreement, dated as of January 30, 2015, by and between Diamond Resorts Finance Holding Company, as seller (“DRFHC”, and together with the Issuer, the Depositor, the Performance Guarantors, the Purchasers, the Funding Agents, the Administrative Agent, the Servicer, the Indenture Trustee, the Custodian and the Back-Up Servicer, the “Transaction Parties”), and the Depositor (the “Purchase Agreement”); (4) the Fifth Amended and Restated Sale Agreement, dated as of January 30, 2015, by and between the Depositor and the Issuer (the “Sale Agreement”); (5) the Sixth Amended and Restated Custodial Agreement, dated as of June 26, 2015, by and among the Custodian, the Indenture Trustee, the Issuer, the Servicer and the Administrative Agent (the “Custodial Agreement”); (6) the Fifth Amended and Restated Undertaking Agreement, dated as of January 30, 2015, by and among the Performance Guarantors, the Issuer, the Indenture Trustee and the Administrative Agent (the “Undertaking Agreement”); and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Seventh Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Seventh Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01.    Amendment of the Sixth Amended and Restated Standard Definitions
The definition of “Excluded Loan Balance” shall be amended by deleting the period in item (xii) and replacing it with “; plus” and adding the following item to the end of the definition thereof:
“(xiii)    the principal balance of all Cease and Desist Timeshare Loans.”
The following definitions shall replace the corresponding definitions in the Sixth Amended and Restated Standard Definitions:
““Borrowing Base” means as of any date of determination, the lesser of (a) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) the applicable Advance Rate; and (b) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) 85%. For purposes of calculating the Borrowing Base on a Funding Date, the Loan Balance of a Borrowing Base Loan, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the last day of the Due Period related to the immediately preceding Payment Date (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). For purposes of calculating the Borrowing Base with respect to any Determination Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the end of the related Due Period (or, with respect to Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). All 30-day Plus Delinquent Loans, 60-day Plus Delinquent Timeshare Loans and Defective Timeshare Loans shall be deemed to have a Loan Balance of zero ($0) for purposes of this definition.”
““Reserve Account Required Balance” means for any date of determination, the greater of (i) $3,500,000 and (ii) 5.0% of the Aggregate Loan Balance of the Borrowing Base Loans minus the Excluded Loan Balance.”
““Securitized Portfolio Performance Event” with respect to the Securitized Portfolio, shall have occurred if, as of any date of determination, (a) the average of the Delinquency Levels for the three immediately preceding Due Periods is greater than 6.50%, provided, that for any date of determination in May 2016 through and including the Payment Date in October 2016, the average of the Delinquency Levels for the three immediately preceding Due Periods is greater than 8.25% or (b) the average of the Default Levels for the three immediately preceding Due Periods is greater than 0.90%, provided, that for any date of determination in May 2016 through and including the Payment Date in October 2016, the average of the Default Levels for the three immediately preceding Due Periods is greater than 2.25%.”

The following definitions shall be added to the Seventh Amended and Restated Standard Definitions in the appropriate alphabetical order:
““Cease and Desist Timeshare Loan” means a Timeshare Loan for which the Servicer has received notice that the related Obligor is represented by an attorney and has been instructed to, or is required pursuant to the Fair Debt Collections Practice Act, or has the practical effect of causing the Servicer, to no longer communicate with the related Obligor with respect to the collection of such Timeshare Loan.”
Section 2.01.    Representations and Warranties
DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 2.04.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 2.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 2.06.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.08    No Bankruptcy Petition.
(a)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.
(b)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.
Section 2.09    Jurisdiction; Waiver of Trial by Jury.
EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS AMENDMENT MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT.
[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.
DIAMOND RESORTS ISSUER 2008 LLC, as Issuer
By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS CORPORATION,
as Performance Guarantor

By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

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DIAMOND RESORTS HOLDINGS, LLC,
as Performance Guarantor

By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS INTERNATIONAL, INC.,
as Performance Guarantor

By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

KL2 2954932, Omnibus Amendment (May 2016)

DIAMOND RESORTS DEPOSITOR 2008 LLC, as Depositor

By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCE HOLDING COMPANY

By:     /s/ Lillian Luu
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615
DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer

By:     /s/ David Womer
Name: David Womer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

KL2 2954932, Omnibus Amendment (May 2016)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer

By:     /s/ Sue Larson
Name: Sue Larson
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: 612-667-3464

KL2 2954932, Omnibus Amendment (May 2016)

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:     /s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President
By:     /s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Director
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Facsimile: 212-325-4599
Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

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GIFS CAPITAL COMPANY, LLC
as a Conduit

By:     /s/ Thomas J. Irvin
Name: Thomas J. Irvin
Title: Manager
Address for notices:
GIFS Capital Company, LLC
Suite 4900
277 West Monroe St.
Chicago, IL 60606
Attention: Operations
Telephone: 312-977-4560
Email:  chioperations@guggenheimpartners.com
with a copy to:
Credit Suisse AG, New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, NY 10010
Attention: Asset Finance
Telephone: 212-325-6688
Facsimile:212-325-4599
Bank Name: Deutsche Bank Trust Company Americas
ABA Number: 021 001 033
Name of Crediting Account: GIFS Capital Company, LLC
Account Number: 00-471-283
Reference: Diamond Resorts Warehouse

KL2 2954932, Omnibus Amendment (May 2016)

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Funding Agent

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President

By:	/s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Director

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Telecopy: 212-325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

KL2 2954932, Omnibus Amendment (May 2016)